August 28, 1995


Dear IMG Tax Exempt Liquid Assets Fund, Inc., Shareholder:

You  will  find  enclosed  a proxy statement and a proxy card for IMG Tax Exempt
Liquid Assets Fund, Inc.   It  is  important  that  you complete and return your
proxy card as soon as possible.

As a shareholder, you have voting rights that give you the opportunity to make certain important decisions for your Fund. Of course, most routine operational decisions of the Fund don't call for your vote. But, in accordance with your Fund's Prospectus and applicable laws, certain decisions do require shareholder votes.

Please keep in mind that the Fund's Directors have a fiduciary responsibility to support the shareholders' best interests. They have carefully reviewed the proxy materials and recommend a yes vote on your proxy card.

As with political elections, your vote counts. We urge you to act now so that we can avoid bothering you with follow-up reminders. Follow-ups incur additional expenses for the Fund, which can reduce investment returns for all shareholders. If you have any questions, please call us between 8:00 a.m. and 4:30 p.m. Central Standard Time.

Let me emphasize that the Board of Directors of your Fund believes what's proposed in the proxy materials will benefit the Fund's shareholders in the aggregate. The Directors recommend a yes vote. We need your vote, so please return your proxy card today in the postpaid envelope provided.

Sincerely,



Ruth Prochaska
Vice President/Secretary


                        IMG Liquid Assets Fund, Inc.
                        IMG Tax Exempt Liquid Assets Fund, Inc.

                         VOTE THIS PROXY CARD TODAY!
  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS

                    IMG TAX EXEMPT LIQUID ASSETS FUND, INC.
             Proxy Solicitation on behalf of the Board of Directors
                    for the Annual Meeting, October 9, 1995

The undersigned, revoking previous proxies, hereby appoints David W. Miles and Richard A. Miller, and each of them, proxies, with full power of substitution, to vote all stock of the undersigned at the Annual Meeting of Shareholders of the IMG Tax Exempt Liquid Assets Fund, Inc., to be held at 2203 Grand Avenue, Des Moines, Iowa on October 9, 1995, at 10:15 a.m. and at any adjournments thereof.

Unless otherwise specified in the spaces provided, the undersigned's vote will be cast FOR each numbered item listed below. The proxies may vote at their discretion upon such other matters which may come before the meeting or any adjournments thereof.


1.   ELECTION OF DIRECTORS
     Robert F. Galligan, Chad L. Hensley, Fred Lorber, Darwin T. Lynner, Jr., Mark A. McClurg, David W. Miles, Richard A. Miller, James W. Paulsen, William E. Timmons, and Steven E. Zumbach.


     _____    FOR all nominees listed


     _____    WITHHOLD AUTHORITY to vote for all nominees listed
              (To withhold authority to vote for any individual nominees(s), write the name(s) in the space provided below

              ----------------------------------------------------------------

              ----------------------------------------------------------------


2.   RATIFY INDEPENDENT AUDITORS
     KPMG Peat Marwick LLP.

     _____    FOR

     _____    AGAINST

     _____    ABSTAIN


The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, and FOR the approval of KPMG Peat Marwick LLP as independent auditors in Proposal 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made or if authority to vote for nominees is not withheld, this proxy will be voted FOR the nominees listed in Proposal 1, and FOR Proposal 2.


-----------------------------------      ---------------------------------------
Signature                                Signature


-----------------------------------      ---------------------------------------
Date                                     Date

Shares                            FUND 05                                   Bank
[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]

              Name1
              Name2
              Address
              City, State   Zip

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]

JOINT OWNERS MUST SIGN EXACTLY AS SHOWN HEREON. PLEASE SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. If you are an administrator or other fiduciary, please give your full title. Corporations should sign the full corporation name by an authorized officer. A partnership should sign in the partnership name by one of the partners.




                          VOTE THIS PROXY CARD TODAY!
  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS

                    IMG Tax Exempt Liquid Assets Fund, Inc.

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               ON OCTOBER 9, 1995

TO THE SHAREHOLDERS OF IMG TAX EXEMPT LIQUID ASSETS FUND, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders of IMG Tax Exempt Liquid Assets Fund, Inc., which will be held at 2203 Grand Avenue, Des Moines, Iowa, on Monday, October 9, 1995, at 10:15 a.m., for the following purposes:

 1. To elect a Board of Directors to serve until the next Annual Meeting and until their successors are elected and have qualified;

 2. To ratify the selection of KMPG Peat Marwick LLP as the independent auditors for the Fund; and

 3.   To transact any other business which may properly come before the meeting.

In addition, we will report to you on the business and affairs of the Fund for the year ended June 30, 1995. The Annual Financial Report is enclosed for your information.

The close of business on Tuesday, August 15, 1995, has been fixed as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. There were 17,243,577 shares outstanding on August 15, 1995. A list of such shareholders will be maintained at the offices of Investors Management Group (the "Advisor" or "IMG") at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, during the ten day period preceding the Annual Meeting.

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

Des Moines, Iowa                           BY ORDER OF THE BOARD OF DIRECTORS
August 28, 1995


                                           Ruth L. Prochaska
                                           Secretary

                    IMG TAX EXEMPT LIQUID ASSETS FUND, INC.

                                PROXY STATEMENT

     This statement was first mailed to shareholders on or about August 28, 1995. The Fund's annual report for the year ending June 30, 1995 is included herewith. Shareholders should send proxies and any correspondence to the following address:

                    IMG Tax Exempt Liquid Assets Fund, Inc.
                               2203 Grand Avenue
                          Des Moines, Iowa 50312-5338

                            SOLICITATION OF PROXIES

     This statement is furnished to shareholders of IMG Tax Exempt Liquid Assets Fund, Inc. (the "Fund") in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of the Shareholders to be held at 10:15 a.m., Des Moines time, on October 9, 1995, at 2203 Grand Avenue, Des Moines, Iowa.

                                 VOTING RIGHTS

     The close of business on August 15, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at the Annual Meeting. There were 17,243,577 shares outstanding at the close of business on August 15, 1995. Each shareholder will be entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held on each matter presented for shareholder vote at the Annual Meeting.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting for the election of the ten directors identified thereon (unless authority is withheld) and unless otherwise indicated by the shareholder, the proxy will be voted for the other proposals set forth herein and appearing on the proxy. A shareholder executing a proxy may revoke it at any time before it has been voted at the meeting by giving written notice to the Fund, at the address shown above. The proxy may also be revoked by executing a new proxy or attending and voting at the meeting. Nominees for directors who receive a majority of the votes cast by the shareholders entitled to vote at the annual meeting will be elected. Abstentions are not counted on determining a number of shares voting for or against any matter listed on the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter or for which such persons do not have discretionary power to vote) will be treated as abstentions. None of the matters presented at the Annual Meeting will entitle any shareholders to appraisal rights. Cumulative voting is not authorized.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the various proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting, to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: (1) the nature of the particular proposal lacking a sufficient number of votes, (2) the percentage of votes actually cast, (3) the percentage of negative votes actually cast, (4) the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. A shareholder vote may be taken on any proposal prior to any adjournment if sufficient votes have been received for approval.

     The Fund believes that, as of the record date, Townsend Engineering Co., 2425 Hubbell, Des Moines, Iowa 50317; Ted Townsend, 13031 NW 29th Drive, West Des Moines, Iowa 50265; directly or indirectly, owned approximately 5,973,360 shares (34.6 percent) and 4,132,909 shares (24.0 percent), respectively, of the outstanding Fund shares. To the knowledge of the Fund, no other shareholders owned beneficially as of the record date 5 percent or more of the Fund's outstanding shares.


Deadline for Receipt of Shareholder Proposals

     Proposals by shareholders of the Fund which are intended to be presented by such shareholders at the Fund's 1996 Annual Meeting must be received by the Fund no later than May 10, 1996, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Any such proposals submitted should be mailed Certified Mail-Return Receipt Requested to the Fund at the Fund's address set forth above.

                            1. ELECTION OF DIRECTORS

     A board of ten directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Fund's ten nominees named below. Messrs. Miller and Timmons have been directors of the Fund since its inception, and Mr. Galligan has served since October, 1988. Messrs. Lorber, Hensley and Lynner have served since October 1989. Mr. Zumbach was nominated by the nominating committee comprised of Messrs. Lorber and Hensley and elected at the board meeting on July 18, 1995, to fill the vacancy on the board created by the death of Mr. Richard A. Westcott on May 31, 1995. On July 18, 1995, the directors and disinterested directors of the Fund voted unanimously to increase the size of the board from seven to ten members. The nominating committee, consisting of Messrs. Lorber and Hensely, nominated David W. Miles, Mark A. McClurg and James W. Paulsen to fill the new positions created by expanding the size of the board. The appointments of Messrs. Miles, McClurg, and Paulsen were approved unanimously by all directors and disinterested directors of the Fund. In the event that any nominee of the Fund is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     Described below are the nominees and their principal occupations held during the past five years. Each director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk (*). The address of each director is that of the Fund unless otherwise indicated.

                                                                                                No. of Shares of
                                                                                                    the Fund
                                                                                                  Beneficially
                                                                                                 Owned Directly
                                           Principal Occupations                  Served as       or Indirectly
                                            and Other Material                     Director            as of
          Name               Age               Affiliations                          From         August 15, 1995
Robert F. Galligan           59     Business Administration Department              10-88              -0-
Des Moines, Iowa                    Chairman and Associate Professor,
Director                            Grandview College; Director, IMG
                                    Liquid Assets Fund, Inc.

Chad L. Hensley              71     Retired President and CEO, Preferred            10-89              -0-
Des Moines, Iowa                    Risk Mutual Insurance Co.; Director,
Director                            IMG Liquid Assets Fund, Inc.

Fred Lorber                  71     Chairman of Board, Lortex, Inc.;                10-89              -0-
Des Moines, Iowa                    Chairman and Director, IMG Liquid
Chairman of Board and               Assets Fund, Inc.
Director

Darwin T. Lynner, Jr.        51     President, Darwin T. Lynner Co., Inc.;          10-89              -0-
Des Moines, Iowa                    a property management company;
Director                            Director, IMG Liquid Assets Fund, Inc.

Mark A. McClurg*             42     Vice President, Secretary and Senior             7-95               -0-
Des Moines, Iowa                    Managing Director of Investors Man-
Treasurer and Director              agement Group and IMG Financial
                                    Services, Inc.; Treasurer and Director,
                                    IMG Liquid Assets Fund, Inc.

David W. Miles*              38     President, Treasurer and Senior Man-             7-95               -0-
Des Moines, Iowa                    aging Director of Investors Manage-
President                           and  Director  ment Group and IMG  Financial
                                    Ser- vices,  Inc.;  President  and Director,
                                    IMG Liquid Assets Fund, Inc.

Richard A. Miller            55     Vice President & General Counsel,                6-82               -0-
Des Moines, Iowa                    Farmers Casualty Company Mutual;
Director                            Director, IMG Liquid Assets Fund, Inc.;
                                    Partner, Scalise, Scism, Sandre, Uhl,
                                    McConville, Miller & Holliday from
                                    1989 to 1992.

James W. Paulsen*            37     Senior Managing Director of Investors            7-95               -0-
Des Moines, Iowa                    Management Group and IMG Financial
Vice President and Director         Services, Inc.; Vice President and Direc-
                                    tor, IMG Liquid Assets Fund, Inc.

William E. Timmons           71     Partner, Patterson Law Firm; Director,           6-82               -0-
Des Moines, Iowa                    IMG Liquid Assets Fund, Inc.; Director
Director                            Ag Hail Insurance Company; Director,
                                    Allied Group.

Steven E. Zumbach            45     Attorney, Belin, Harris, Lamson,                 7-95               -0-
Des Moines, Iowa                    McCormick since 1977.
Director


      The Fund has an Executive Committee consisting of Messrs. Galligan and Timmons. Subject to certain limitations, the Executive Committee may exercise the powers of the Board of Directors between the quarterly meetings of the Board. During the fiscal year ended June 30, 1995, the Board of Directors met four times and the Executive Committee did not meet. No incumbent director attended fewer than 75 percent of the meetings of the Board of Directors. The Fund has a nominating commitee consisting of Messrs.
Lorber and Hensley.  The Fund has no standing audit or compensation committee.

      The total number of shares held by all directors as of August 15, 1995 represented less than 1 percent of the outstanding shares.

     The executive officers of the Fund are David W. Miles, President; Mark A. McClurg, Treasurer; James W. Paulsen, Vice President; and Ruth L. Prochaska (42) Secretary. Mr. Miles is President, Treasurer and Senior Managing Director of IMG. Ms. Prochaska is Controller/Compliance Officer of IMG. Mr. McClurg is Vice President, Secretary, and Senior Managing Director of IMG. Mr. Paulsen is Senior Managing Director of IMG. All are deemed to be interested persons of the Fund and the Advisor. The address of the officers is that of the Fund.

                     REMUNERATION OF OFFICERS AND DIRECTORS
                     AND OTHER TRANSACTIONS WITH DIRECTORS

     During the fiscal year ended June 30, 1995, the Fund paid no remuneration to any of its directors or officers for acting as such, except a maximum fee of $250 per Board meeting and $100 per committee meeting, paid only to the directors who are not interested persons of the Fund's Investment Advisor. Under the terms of the Management and Investment Advisory Agreement, all other remuneration of officers and directors is paid by the Investment Advisor. In fiscal 1995, payments by the Fund to directors for attendance at directors' Board and committee meetings aggregated $5,500.

                               COMPENSATION TABLE

        (1)               (2)                    (3)                   (4)                     (5)
                       Aggregate        Pension or Retirement   Estimated Annual     Total Compensation From
      Name of        Compensation        Benefits Accrue As       Benefits Upon        Registrant and Fund
Person, Position    From Registrant     Part of Fund Expenses      Retirement       Complex Paid to Director
Robert F. Galligan     $  2,750                $   0                   $  0                $   2,750
Director

Chad L. Hensley           2,750                    0                      0                    2,750
Director

Fred Lorber               2,200                    0                      0                    2,200
Director

Darwin T. Lynner          2,200                    0                      0                    2,200
Director

Mark A. McClurg               0                    0                      0                        0
Treasurer & Director

David W. Miles                0                    0                      0                        0
President & Director

Richard A. Miller         2,750                    0                      0                    2,750
Director

James W. Pualsen              0                    0                      0                        0
Vice President & Director

William E. Timmons        2,200                    0                      0                    2,200
Director

Steven E. Zumbach             0                    0                      0                        0
Director

                    2. RATIFICATION OF SELECTION OF AUDITORS

     On July 18, 1995, the Board of Directors of the Fund, including a majority of those members of the Board who are not interested persons of the Fund, selected KPMG Peat Marwick LLP, independent auditors, to examine the books and securities of the Fund and to certify from time to time financial statements of the Fund. KPMG Peat Marwick LLP has advised the Fund that such firm has no direct or material indirect financial interest in the Fund or its Investment
Advisor. Representatives of KPMG Peat Marwick LLP will be at the meeting to answer questions and will have an opportunity to make a statement if they desire to do so. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

                             THE INVESTMENT ADVISOR

     The Fund has retained IMG (the "Advisor") to act as its investment advisor. The address of the Advisor is that of the Fund. The Advisor is a registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. IMG has approximately $1.1 billion in equity, fixed income, and money market assets under management.

     IMG Financial Services, Inc., a wholly-owned subsidiary of IMG, serves as distributor for the Fund. The Fund pays a fee computed daily and payable monthly at an annual rate of 0.75 percent of average daily assets. The Fund paid $156,932 in distribution fees during the fiscal year ended June 30, 1995.

     The Advisor is also the investment Advisor of IMG Liquid Assets Fund, Inc., IMG Mutual Fund, Inc., Iowa Public Agency Investment Trust, Iowa Schools Joint Investment Trust and Sub-Advisor of Capital Value Fund, Inc., and engages in certain other activities unrelated to investment companies.

     David W. Miles is President , Treasurer,  and director of the Advisor, Mark
A. McClurg is Vice President,  Secretary, and director of the Advisor, and James
W. Paulsen is a director of the Advisor. On January 1, 1995, Mr. Paulsen purchased 48,182 shares of IMG voting common stock from Messrs. Miles and McClurg at a price of $6.04 per share. As a result, Messrs. Miles, McClurg and Paulsen each own in excess of 20 percent of the outstanding voting securities of the Advisor. Senior Managing Directors of the Advisor and its wholly-owned subsidiary, are Mark A. McClurg, David W. Miles, and James W. Paulsen. They intend to devote substantially all their time to the operation of the Advisor. Their address is that of the Advisor.

                                    EXPENSES

     The cost of preparing, assembling and mailing this Proxy Statement, the accompanying Notice of Meeting and form of Proxy, and any additional material relating to the meeting which may be furnished to the shareholders subsequent to the furnishing of this statement has been or is to be borne by the Fund. In addition to the solicitation of proxies by use of the mails, proxies may be solicited, without additional costs to the Fund, except for out-of-pocket expenses, by certain officers and employees of the Fund or of the Advisor, personally or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and obtain authorization for the execution of proxies. They will be reimbursed for their out-of-pocket expenses for these services.

                                 OTHER MATTERS

     The officers and directors of the Fund do not know of any matters to be presented to the meeting other than those specified above. If, however, any other matters should come before the meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Ruth L. Prochaska, Secretary


Des Moines, Iowa
August 28, 1995



                PLEASE PROMPTLY EXECUTE YOUR PROXY AND RETURN IT